RELATED PARTY TRANSACTIONS	12 Months Ended
Mar. 31, 2023
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTION

23.RELATED PARTY TRANSACTIONS

The Company’s related parties include certain investors and shareholders, key management personnel, and entities owned by key management personnel. The Company also has transactions with its associate as disclosed in Note 4.

Shareholders

Field Trip entered into shareholder loan agreements with two of its shareholders for a total of $60,000 in July 2019. The notes are non-interest bearing (i.e., not on commercial terms) and are due in five years from the date of note issuance. These loans are expected to be repaid in full at maturity. The Company measured the loans at fair value at initial recognition using an appropriate market interest rate. The below-market element of the loans was determined at initial recognition as the difference between the loan principal amount and fair value. This difference was recognized in equity as distribution to these shareholders. Total distribution arising from the initial fair value measurement of shareholders’ loan was $13,596. The fair values at initial recognition were accounted for as amortized cost financial assets. The amortized cost of the loans as of March 31, 2023 was $55,990 (March 31, 2022 - $53,185) (see Note 7) and total interest income accrued in profit or loss for the fiscal year then ended was $2,805 (March 31, 2022 - $2,664).

Key Management Personnel

Key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company, including directors. Key management as of March 31, 2023 includes fourteen directors and executive officers of the corporation. Key management personnel compensation for the fiscal year ended March 31, 2023 and 2022 was comprised of:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2023	March 31, 2022
	$	$
Salaries	4,521,023	3,038,525
Share-based compensation (Note 15)	1,564,642	1,871,777
	6,085,665	4,910,302